ADVANCING A POWERFUL NEW CLASS OF IMMUNOTHERAPEUTIC ANTIBODIES  November 2022 © 2022 SAB BIOTHERAPEUTICS, INC. EXHIBIT 99.1

2

Experienced Management Team

SAb BIOTHERAPEUTICS



Samuel J. Reich

EXECUTIVE CHAIRMAN, BOD

- 20 years Biopharma Executive and BOD
- Bioentrepreneur
- Co-founder Acuity Pharmaceuticals, OPKO Health, Biscayne Neurotherapeutics
- Molecular Biologist, Inventor, former PENN



Eddie J. Sullivan, PhD

PRESIDENT & CEO / CO-FOUNDER

- 20 years new technology development
- 25+ years biotech
- Former Japanese pharma
- BIO Executive Committee
- Reproductive physiologist



Russell Beyer, MBA, CMA

EVP & CHIEF FINANCIAL OFFICER

- 25+ years Pharma & Fortune 100
- Country/region CFO at HP, AstraZeneca, Clorox, Amcor
- Track record of driving growth, integrations
- Strategic finance, operations, reporting, planning, IT, Procurement, HR



Christoph Bausch, PhD, MBA

EVP & CHIEF OPERATING OFFICER

- 20+ years research and discovery, biomanufacturing, business development, and platform technology commercialization
- MilliporeSigma (Merck KGaA)
- Stowers Institute for Medical Research Postdoc



Alexandra Kropotova, MD

EVP & CHIEF MEDICAL OFFICER

- 20+ years global clinical development
- Biopharmaceutical R&D leader, Pfizer, Wyeth, Sanofi, Teva Specialty R&D
- Board member, iBio
- Contributed to numerous patents & compounds leading portfolios from Phase I to BLA and NDA approvals

KYOWA KIRIN · Bio · AstraZeneca · teva · iBio · SANOFI · Pfizer

© 2022 SAB BIOTHERAPEUTICS, INC.

Advancing a New Class of Immunotherapies Vertical integration enables rapid, scalable development of multi-targeted products Robust, growing clinical-stage pipeline spanning multiple therapeutic areas Established proof-of-concept through funded programs & partnerships totaling ~$200MM Strong corporate position with experienced leadership team and growing infrastructure Leveraged advanced genetic engineering & antibody science to develop Tc bovine-derived fully-human polyclonal antibodies Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies © 2022 SAB BIOTHERAPEUTICS, INC.

Forward-Looking Statements 4 The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (“SAB”) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing, or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs. This presentation may contain forward-looking statements including statements regarding our intent, belief, or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions, and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events unless required by law. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in SAB’s most recent Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) and in other filings that SAB makes with the SEC.   Unless otherwise specified, information is current at the date hereof. The SAB logo and other trademarks of SAB appearing in this presentation are the property of SAB. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners. © 2022 SAB BIOTHERAPEUTICS, INC.

Only transgenic animal that carries the entire human immunoglobulin (Ig) heavy and light (κ) chain loci. HAC is subject to mitosis along with the other 60 Tc Bovine chromosomes.  HAC present in the Tc Bovine allows for the highest production of human antibody repertoire most similar to humans. Tc Bovine Human Polyclonal Antibodies Produced in Transchromosomic Bovine Tc Bovine™ contain all the human immunoglobulin genes Human Artificial Chromosome (HAC) ~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + Igκ) © 2022 SAB BIOTHERAPEUTICS, INC.

Versatile Antibody Platform with Ability to Capture Multiple Modalities 6 Human Antibody Discovery & Product Development Engine, New Source for Novel Treatments Monoclonal Antibody Discovery –Larger volume of antibodies –Greater diversity; higher affinity –Robust (ruminant) immune response –Fully-human, targeted, high-potency –Multivalent, multi-targeted Human Immunoglobulin –Specifically targeted –Large-scale, consistent, managed donor pool, genetically representing single human donor Multiple ongoing global pharma collaborations Polyclonal Antibody Development In vivo data demonstrating comparability to approved subcutaneous product and potential benefits over human-derived Robust pipeline across multiple therapeutic areas Potential to capture monoclonal, hIVIG, animal polyclonal markets and address unmet needs © 2022 SAB BIOTHERAPEUTICS, INC.

DiversitAb™ Platform Advancing a new class of fully-human polyclonal Tc bovine-derived antibodies without the need for human serum ANTIGEN PATHOGEN TC BOVINE™ HYPERIMMUNIZATION HUMAN ANTIBODIES PURIFICATION TARGETED HIGH-POTENCY IMMUNOTHERAPY  Reliable, controlled, consistent production of diverse, high-titer, high-avidity, fully-human polyclonal antibodies Generated antibodies behave similarly to human-derived with ability to specifically target Proprietary immunization strategies and robust immune response drive extremely high potency Well-established and understood regulatory path as biologic through FDA-CBER Vertical integration enabling rapid, scalable development and production of multivalent products © 2022 SAB BIOTHERAPEUTICS, INC.

pAbs Key Product Differentiators: Multi-target capability in a single therapeutic Natural multi-epitope targeted pAb selected and produced in vivo Ability to target multiple antigens to disease Specifically driven high-potency antibody titers and avidity Naturally activates cellular immunity Effective against escape mutants with reduced possibility for resistance Ability to target human antigens Natural mixture of many human antibodies that bind to multiple epitopes Plasma-Derived Polyclonal Antibodies SAB Polyclonal Antibodies: Next Generation of Biologics 8 © 2022 SAB BIOTHERAPEUTICS, INC. TARGET FDA: CENTER FOR BIOLOGICS EVALUATION & RESEARCH (CBER)

SAB Biotherapeutics Fact Sheet 2 11 90 700 0 1 Years or less from concept to IND filing Anti-infective assets with proven efficacy in Discovery or Development stages Percent success rate from concept to IND and beyond Subjects treated with SAB therapeutics in clinical trials across DIVERSITAB platform Assets to date that lost efficacy to escape mutants Only company to produce unlimited supply of fully-human broadly neutralizing pAbs without need for human donors © 2022 SAB BIOTHERAPEUTICS, INC.

10

DiversitAb™ Platform is Clinically Validated Across Several Targets

SAb BIOTHERAPEUTICS

3 INDs & 1 CTA	Filed in US and ex-US
7 Clinical Trials	Span from Phase 1 to Phase 3 across 3 indications
Public Collaborations	DoD, BARDA, NIH NIAID, Naval Medical Research Center, USAMRIID
Academic Collaborations	Brigham and Women's Hospital, Harvard, University of South Dakota, University of Pittsburgh

Referenced Trials:

- Safety, Tolerability, and Pharmacokinetics of SAB-176 in Healthy Participants – Full Text View - ClinicalTrials.gov
- Study of SAB-176 in Healthy Adult Participants - Full Text View - ClinicalTrials.gov
- Safety, Tolerability, and Pharmacokinetics of SAB-185 in Healthy Participants – Full Text View - ClinicalTrials.gov
- Safety, Tolerability, and Pharmacokinetics of SAB-185 in Ambulatory Participants With COVID-19 - Full Text View - ClinicalTrials.gov
- ACTIV-2: A Study for Outpatients With COVID-19 - Full Text View - ClinicalTrials.gov
- Safety, Tolerability, and Pharmacokinetics of SAB-301 in Healthy Adults – Full Text View - ClinicalTrials.gov

© 2022 SAB BIOTHERAPEUTICS, INC.

11

Demonstrated Human Safety and Efficacy in Multi-Dosing Regimen

SAb BIOTHERAPEUTICS

High-dose therapy resulted in improved clinical parameters associated with reduced *M. hominis* burden following two subsequent infections



Open wound persisted ~7 years prior to treatment


Stopped SCIg
Surgery 1
Surgery 2
M.hominis/H.sapien (relative units)
Daptomycin
Valnemulin
Vanc/CTX
M. hominis/H. sapien (relative units)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Ramp Up (Apr - May)
Medium Dose (Jun - Sep)
High Dose (Oct - Jan)
Low Dose (Feb - Mar)
High Dose (Apr - Jun)
SAB-136 Treatment



Same area following treatment with SAB -136

BRIGHAM AND WOMEN'S HOSPITAL

HARVARD MEDICAL SCHOOL

JARED N SILVER, CAMERON D ASHBAUGH, JACOB J MILES, HUA WU, GREGORY T MARECKI, JOYCE K HWANG, JIN-AN JIAO, MARK ABRAMS, EDDIE J SULLIVAN, DUANE R WESEMANN, DEPLOYMENT OF TRANSCHROMOSOMAL BOVINE FOR PERSONALIZED ANTIMICROBIAL THERAPY, CLINICAL INFECTIOUS DISEASES, VOLUME 66, ISSUE 7, 1 APRIL 2018, PAGES 1116–1119

© 2022 SAB BIOTHERAPEUTICS, INC.

SELECTED PIPELINE PROGRAMS © 2022 SAB BIOTHERAPEUTICS, INC.

Robust Biologic Pipeline with Broad Polyclonal Therapeutic Reach © 2022 SAB BIOTHERAPEUTICS, INC.

Clinical Development Programs: Focus Over the Next 4+ Years  SAB-195 IND (CDI, targeting H2 2023-H1 2024)  SAB-176 2023-2024 flu season Phase 2b FPI SAB-142 IND (T1D)                                                          SAB-142 Phase 1/POBA FPI SAB-195 Phase 1/POBA FPI SAB-195 Phase1/POBA topline SAB-176 2023-2024 flu season Phase 2b topline SAB-142 Phase 1/POBA ongoing SAB-195 Phase 2 topline SAB-176 Phase 3 FPI  SAB-142  Phase 1/POBA topline SAB-195 Phase 3 FPI 2023 2024 2025 2026 © 2022 SAB BIOTHERAPEUTICS, INC. FPI: First Patient In POBA: Proof of Biological Activity HV: Healthy Volunteers CDI: Clostridioides Difficile Infection T1D: Type 1 Diabetes

SAB-176: First-In-Class Biologic Anti-Influenza Treatment © 2022 SAB BIOTHERAPEUTICS, INC.

16

Unmet Need of Seasonal Influenza

SAb BIOTHERAPEUTICS


35,500,000
ILLNESSES
34,200
DEATHS
1 of 1,000
INFECTIONS
RESULTED
IN DEATH

CDC; 2018-19 FLU SEASON

Devastating health and economic impacts

- Estimated 30,000 - 50,000 deaths/year U.S. with 290,000 - 650,000 globally
- ~500,000 hospitalizations annually in U.S.
- Average US hospital stay: $8,000 - $9,000/day; 4-8 days/stay
- Often 30% - 70% failure rate for vaccine; vaccine ineffective in at-risk sub-populations

No current effective treatment for seasonal influenza

- Current antiviral has a 48-hour window
- Approved antiviral small molecule treatments may shorten duration of fever and symptoms, but not effective against clinically meaningful endpoints or neuraminidase mutation; limited efficacious window

© 2022 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-176 © 2022 SAB BIOTHERAPEUTICS, INC. First and only broadly neutralizing polyclonal biologic for prophylaxis and treatment of influenza in high-risk patients Adaptive and cross-reactive to multiple influenza strains Fully-human polyclonal antibodies uniquely positioned to manage influenza course in high-risk patients including but not limited to: Immunocompromised Immunosenescent patients Patients in long-term care facilities Established Proof-of-Concept in the well-established validated influenza challenge model First-in-class fully-human polyclonal antibody treatment aimed to provide superior long-lasting efficacy for prophylaxis and management of influenza in patients at high-risk Key Differentiators

0% survival in 100mg/kg/d Oseltamivir-treated groups SAB-176 Protected Mice from Weight Loss While Oseltamivir Didn’t Efficacy Against Mutational Drift: Oseltamivir Resistant (OR) H1N1pdm Virus Challenge Model 18 © 2022 SAB BIOTHERAPEUTICS, INC. SAB-176 Showed 100% Protection at All Dose Levels From Mortality

Established Proof-of-Concept for SAB-176:  Met Primary Endpoint of Viral Load Reduction in Phase 2a Challenge Study Mean Viral Load by Nasal Samples qRT-qPCR by Day Relative to Viral Challenge 19 Mean Total Symptom Score by Day Relative to Viral Challenge SAB-176 Achieved Statistically Significant (p = 0.013) Improvement in Symptoms at Day 4 SAB-176 not specifically targeted to pH1N1 strain used in challenge study Statistically significant reduction in virus load confirms high cross reactivity to pandemic strain (not targeted with immunogen) Reinforces ability to generate broadly neutralizing antibodies to viral variants © 2022 SAB BIOTHERAPEUTICS, INC. SAB-176 Shortened Time of Viral Shedding as Measured by Lack of Culturable Virus Time to Resolution of Positive Viral Cultures Following First Positive Culture Starting 2 Days After Intranasal Viral Challenge Achieved Statistically Significant (p = 0.026) Reduction in Viral Load

20

SAB-176: Clinical Development Plan

SAb BIOTHERAPEUTICS

	Phase 1: Healthy Volunteers	Planned Phase 2a Challenge Study: Healthy Volunteers	Planned Phase 2b and Phase 3 Designs	
STUDY DESIGN	• Randomized, double-blind, placebo-controlled • 27 healthy volunteers • Single ascending dose study • 1, 10, 25 and 50 mg/kg	• 60 total participants • 60 randomized to SAB-176 or control (30-30) • Challenge strain: H1N1 California (pandemic)	• 300-600 participants • High-risk of serious influenza with symptoms < 4 days • SAB-176 and standard of care vs standard of care • Dose ranging	• ~1,000 participants (TBD) • High-risk of serious influenza with symptoms ≤ 3-4 days • SAB-176 and standard of care vs standard of care
ENDPOINTS	• Primary: safety • Secondary: pharmacokinetics, pharmacodynamics, anti-drug antibodies	• Primary: safety and viral load reduction • Secondary: sign/symptom reduction	• Primary: time to onset of clinically significant influenza • Reduction of risk developing influenza symptoms	• Primary: hospitalization and ICU days and death • Secondary: multiple
TIMING	• All participants reached end-of-study • Data being analyzed for final report • Readout expected mid-2021	• Study start 2Q2021 • Readout reported 4Q2021	• Multi-site: Northern hemisphere and/or Southern hemisphere	• Multi-site: Northern hemisphere and/or Southern hemisphere

© 2022 SAB BIOTHERAPEUTICS, INC.

SAB-176 Development Timelines Study Startup Activities Phase 2b Study First Patient In Phase 2b Study Ongoing Phase 2b Topline Results Phase 3 Study First Patient In  2022-2023 Q4 2023 2023-2024 Influenza Season 2024 2025 © 2022 SAB BIOTHERAPEUTICS, INC.

SAB-185: COVID-19 © 2022 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-185 © 2022 SAB BIOTHERAPEUTICS, INC. First-in-class fully human broadly-neutralizing polyclonal antibody treatment for COVID-19 Only biologic treatment showing neutralizing activity against mAb escape mutants In-vivo and in-vitro data demonstrate efficacy against all tested SARS-CoV-2 variants to date Preclinical and clinical data support potential for competitive efficacy in high-risk COVID-19 patients First-in-class fully-human broadly neutralizing polyclonal antibody treatment designed to reduce risk of losing efficacy to escape mutants for high-risk COVID-19 patients Key Differentiators

SAB-185 Protects Recombinant hACE2 Hamsters from Mortality and/or Severe Morbidity from SARS CoV-2 Variants Including Omicron © 2022 SAB BIOTHERAPEUTICS, INC. 24 SAB-185 protection from mortality in hamsters challenged with six variant SARS CoV-2 isolates SAB-185 protection from clinical signs in hamsters challenged with six variant SARS CoV-2 isolates SAB-185 protection from clinical signs in hamsters challenged with Omicron variant

25

Phase 2 Data from NIH ACTIV-2 Trial Confirms SAB-185 Met Virology Endpoints for Graduation to Phase 3

SAb BIOTHERAPEUTICS

Viral load reductions of ≥0.5 log_{10} for both lower and higher dose at Day 3

INTERIM ANALYSIS

	LOW-DOSE (3,840 UNITS/KG)	HIGH-DOSE (10,240 UNITS/KG)
Difference from PBO for RNA level (log_{10} copies/ml)	1.48	0.67
Minimum RNA level difference (log_{10} copies/ml)	0.5	0.5
Minimum Posterior Probability	0.6*	0.6*
Actual Posterior Probability	0.91	0.75

* The choice of 0.6 for this Bayesian probability indicates that there is a 3 to 2 odds of the agent being better than placebo by the desired amount (≥0.5 log_{10} /ml) for the outcome measure.

Sub-analysis** of viral load reduction shows pronounced impact in small subset of high-risk patients given either lower or higher dose


Low Risk / Low Dose
Low Risk / High Dose
High Risk / Low Dose
High Risk / High Dose
Day 0
Day 3

** Results shown are not statistically significant

© 2022 SAB BIOTHERAPEUTICS, INC.

NIH NIAID (ACTIV) IN COLLABORATION WITH THE AIDS CLINICAL TRIALS GROUP (ACTG)

SAB-195: Clostridioides difficile Infections: Fast to Proof-of-Concept © 2022 SAB BIOTHERAPEUTICS, INC.

Clostridioides difficile Infection (CDI) is a bacterial infection of  the large intestine (colon).  A spectrum of clinical disease ranges from mild diarrhea to severe.  CDI is characterized by abdominal pain, fever, diarrhea, nausea, and vomiting. Complications of severe CDI include kidney failure, toxic megacolon, bowel perforation, and death.  CDI infection is one of the most prevalent health care–associated bacterial infections in the US and developed world ~ 500,000 infections per year in the US1 ~   30,000 deaths per year in the US1 CDI infection is associated with significant costs:  Up to $4.8 billion each year in excess health care costs for acute care facilities alone1 Patients with the first CDI recurrence have a risk of subsequent recurrence from 25% to 40% and higher1, 2 CDI-attributable median length of stay and costs (in US$) increased from 7 (4-13) days and $13,168 ($7,525-$24,456) for patients with primary CDI only to 15 (8-25) days and $28,218 ($15,050-$47,030) for patients with recurrent CDI2 The risk of death for patients with recurrent CDI is 33% higher compared to those patients without recurrence High Unmet Medical Needs Remain References:  1. CDC. Atlanta, GA: U.S. Department of Health and Human Services. Accessed 6/27/2022  Nearly half a million Americans suffered from Clostridium difficile infections in a single year | CDC Online Newsroom | CDC 2. Economic burden of primary compared with recurrent Clostridium difficile infection in hospitalized patients: a prospective cohort study . J Hosp Infection. 2016 Jul;93(3):286-9 High Morbidity, Mortality, and Costs © 2022 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-195 © 2022 SAB BIOTHERAPEUTICS, INC. First-in-class fully human polyclonal antibody treatment Only treatment with dual mode of action: Unlike bezlotoxumab, SAB-195 targets surface antigens on C. diff bacteria and spores Unlike antibiotics, SAB-195 targets several C. diff toxins responsible for severity of the disease SAB-195 is a target-specific treatment targeting only  C. diff bacteria while fully preserving good microbiome Preclinical data supports potential for competitive efficacy as first-line polyclonal therapy for severe CDI in patients who are at high risk for CDI recurrences First-in-class fully-human polyclonal antibody treatment with dual mechanism of action designed to treat severe CDI and reduce CDI recurrence in high-risk patients Key Differentiators

29

SAB-195 Preclinical Data

SAb BIOTHERAPEUTICS

Tc bovine Immunized with Antigen Fusion Proteins Constructed from Receptor Binding Domain of C. diff Toxin A (TcdA), C. diff Toxin B (TcdB)(630) and (TcdB)(027) and Binary Toxin (CDT)


B
C. difficile strain 630
Percent survival
100
75
50
25
0
0 1 2 3 4 5 6 7 8
Day
*p<0.001
PBS
Anti-T+Q-toxin hIgG (60mg/kg)
Anti-T+Q-toxin hIgG (10 mg/kg)
C
C. difficile B1/NAP1/027
Percent survival
100
75
50
25
0
0 1 2 3 4 5 6 7 8
Day
*p<0.001

Tc bovine-derived anti-quadrivalent toxin hIgG provided 90% to 100% protection in hamsters against CDI strain 630 or more virulent epidemic strain NAP1

- Clostridium difficile chimeric toxin receptor binding domain vaccine induced protection against different strains in active and passive challenge models.. Jing-Hui Tian a, Gregory Glenn a, David Flyer a, Bin Zhou a, Ye Liu a, Eddie Sullivan b, Hua Wub, James F. Cummings a, Larry Ellingsworth a,↑, Gale Smith
- https://pubmed.ncbi.nlm.nih.gov/28669616/#:~:text=Vaccine,33|%3A4079%2D4087

© 2022 SAB BIOTHERAPEUTICS, INC.

30

SAB-195: Clinical Development Plan CDI: Two Indications

SAb BIOTHERAPEUTICS

	Phase 1/Proof of Biological Activity (POBA) Phase 1 in adult healthy volunteers (HVs), followed by subjects meeting high-risk criteria and patients with CDI	**Phase 2b - 3:** Adult patients with moderate to severe CDI at risk for recurrent CDI
STUDY DESIGN	• Randomized, double-blind, placebo-controlled single ascending dose first-in in HVs, followed by expansion cohorts in subjects meeting high-risk for CDI recurrence criteria and in patients with CDI • Study populations: = HVs for single ascending dose SAB-195 study (Phase 1) = Subjects meeting high-risk criteria: >65-years old, pharmacokinetic (PK), anti-drug antibody (ADA) immunocompromised, Phase 1 = Patients with mild-moderate CDI (Proof of Biological Activity) • XXX mg/kg (determined based preclinical in vitro and in-vivo data)	• Randomized, double-blind, placebo-controlled Phase 2b dose-range efficacy trial with 3 dose levels of SAB-195 (high, medium, low) vs. standard of care (SOC). • Followed by randomized, double-blind, placebo-controlled Phase 3 trial(s) • Active comparators vary by indication: antibiotics for treatment of CDI-associated diarrhea; bezlotoxumab for reduction of CDI recurrence • Study population: Patients >18 years old who are at a high risk for CDI recurrence
ENDPOINTS	• Primary for Phase 1: acute and long-term safety • Primary Proof of Biological Activity: proportion of CDI patients with clinical cure at Days 14-16 • Secondary Phase 1: pharmacokinetics (PK), pharmacodynamics, anti-drug antibody (ADA), healthy microbiome impact • Secondary Proof of Biological Activity: proportion of CDI patients with clinical cure at Days 30 & 60	• Co-primary end points: = Treatment of CDI: proportion of patients with clinical cure at Day 14-16 (Indication 1) = Reduction of CDI recurrence: sustained clinical response rate vs standard of care (SOC) at 12 weeks (Indication 2) • Secondary end points: = Safety, pharmacokinetic (PK), anti-drug antibody (ADA), microbiome impact

SAB-195 Development Timelines Preclinical/ IND Enabling IND Filing Phase 1 in Healthy Volunteers Topline Data Phase 1/Proof of Biological Activity Phase 2b in Target Patient Population Phase 2b Topline 2022-2023 H2 2023 -H1 2024 2024 2024 2024 - 2025 H2 2025 © 2022 SAB BIOTHERAPEUTICS, INC.

SAB-142: Type 1 Diabetes (T1D) Prevention  © 2022 SAB BIOTHERAPEUTICS, INC.

Disease-modifying treatments in late-stage development: >100 active interventional trials with small molecules, biologics, and cell therapies in Type 1 Diabetes Type 1 Diabetes High Unmet Medical Needs Drive High Level of Competition © 2022 SAB BIOTHERAPEUTICS, INC.

Value Proposition: SAB-142 © 2022 SAB BIOTHERAPEUTICS, INC. First-in-class fully human polyclonal antibody treatment aimed to provide superior efficacy for delaying onset of clinical Stage 3 T1D Validated Mechanism of Action by a 3rd party ATG demonstrating reduction in loss of C-peptide vs. placebo (Haller, 2019) First-in-class fully human polyclonal antibody treatment aimed to provide  superior efficacy for delaying onset of clinical Stage 3 Type 1 Diabetes (T1D) Key Differentiators

35

SAB-142: Similar Activity to Approved Rabbit Anti-Thymocyte Globulin (ATG) Targets CD8 and Protects T-Regulatory Cells

SAb BIOTHERAPEUTICS

CD8 T Cells



Live cells in CD8* gate
% relative to hIgG± SEM
120%
100%
80%
60%
40%
20%
0%
*
**
***
10ug-hIgG
1ug-SAB
5ug-SAB
10ug-SAB
10ug-Rb-ATG

Treg Cells



Live CD4+CD25+Foxp3-
% cells relative to hIgG;±SEM;(n=18)
1800
1600
1400
1200
1000
800
600
400
200
0
***
***
***
10 µg/ml

Activated CD4 T Cells



Live CD4+CD25+Foxp3-
% cells relative to hIgG;±SEM;(n=18)
140
120
100
80
60
40
20
0
10 µg/ml

Naïve CD4 T Cells



Live CD4+CD25+Foxp3-
% cells relative to hIgG;±SEM;(n=18)
140
120
100
80
60
40
20
0
**
*
**
***
10 µg/ml

- hIgG
- Ho-ATG
- Rb-ATG
- SAB-ATG

© 2022 SAB BIOTHERAPEUTICS, INC.

36

SAB-142 Preclinical Data Continued

Major Subsets of Peripheral Blood Lymphocytes


Lymphocytes
Absolute Numbers (10^3/µl)
Treatment Days
Total Lymphocytes
% Change
Treatment Days
B cells (CD20+)
% Change
Treatment Days
T cells (CD3+)
% Change
Treatment Days
CD4+
% Change
Treatment Days
CD8+
% Change
Treatment Days

Changes in major subsets of peripheral blood lymphocytes (total lymphocytes. T and B cells, CD4+ and CD8+ T helpers and killers, respectively) following SAB-142 and ATG treatments. **Red: 5 mg/kg ATG; Blue: 1 mg/kg SAB-142; Grey: 5 mg/kg SAB-142**

© 2022 SAB BIOTHERAPEUTICS, INC.

SAB-142: MoA Clinically Validated by 3rd Party Compound 37 p=0.00005 ATG vs Placebo Placebo *RABBIT ATG FROM SANOFI – NOT SAB-142 (HUMAN TC-BOVINE DERIVED ATG) Haller et al. Diabetes. 2019. June, 68(6): 1267-1276 EQUINE ATGAM-AF488 Tc Bovine Human-PB, Rabbit THYMO-AF488, Equine ATGAM-AF488 and Anti-CD3-APC RABBIT THYMO-AF488 2 Years: Low-Dose ATG* Preserved C-Peptide in New Onset T1D © 2022 SAB BIOTHERAPEUTICS, INC.

38

SAB-142: Clinical Development Plan Type 1 Diabetes (T1D)

SAb BIOTHERAPEUTICS

	Phase 1-2: Early Onset T1D in Adults, followed by adults and adolescents at C-peptide interim analysis	Phase 3: New and Recent Onset T1D in Adults and Children (Study 1) At Risk Adults and Children (Study 2)
STUDY DESIGN	• Open-label • Teplizumab or anti-thymocyte globulin more likely to be a control • XX participants • Ascending dose SAB-142 study • XXX mg/kg (preclinical NHP data will adjust) • Biomarker-driven escalation with adaptive randomization based on Safety + CD4, CD8+ cells and Tregs	• Randomized, blinded, placebo and teplizumab controlled • 90 (45:45), a control is either anti-thymocyte globulin or teplizumab • SAB-142 vs anti-thymocyte globulin / teplizumab
ENDPOINTS	• Primary: acute and long-term safety • Primary Proof of Biological Activity: C-peptide • Secondary: pharmacokinetics, pharmacodynamics, hypersensitivity (anti-drug antibody), C-protein, HbA1c, T regs, CD3, CD8/CD4 and other markers.	**New and Recent Onset T1D in Adults and Children (Study 1):** • Primary: improvement/control of TID disease • Secondary: safety, pharmacokinetics, pharmacodynamics, hypersensitivity and serum sickness (anti-drug antibody), C-protein, HbA1c, CD3, CD8/CD4 and other markers. **At Risk Adults and Children (study 2):** • Primary: time to onset of clinical stage (Stage 3) T1D • Secondary: safety, pharmacokinetics, pharmacodynamics, hypersensitivity and serum sickness (anti-drug antibody), C-protein, HbA1c, CD3, CD8/CD4 and other markers.

© 2022 SAB BIOTHERAPEUTICS, INC.

SAB-142 Type 1 Diabetes Development Timelines Preclinical / IND Enabling IND Filing Phase 1 / Proof of Biological Activity in Adult Type 1 Diabetes Phase 1 / Proof of Biological Activity in Adult + Pediatric Type 1 Diabetes Phase 1 / Proof of Biological Activity in Topline 2022-2023 2024 2024 2025 2026 © 2022 SAB BIOTHERAPEUTICS, INC.

Summary 40 Executive Management:  Proven team with biotech startup, rapid drug development, and entrepreneurial experience. Platform:  Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies, with a broad efficacy spectrum in a broad range of indications.  SAB-176:  First-in-class fully-human polyclonal antibody treatment aimed to provide superior efficacy for prophylaxis and management of influenza in patients at high-risk, planned initiation of Phase 2b trial in 2H 2023. SAB-185: First-in-class fully-human broadly neutralizing polyclonal antibody treatment designed to reduce risk of losing efficacy to escape mutants for high-risk COVID-19 patients. SAB-195:  Preclinical data supports potential for competitive efficacy as first-line polyclonal antibody therapy for severe CDI in patients who are at a high risk for recurrences, expect to file IND in H2 2023-H1 2024. SAB-142:  First-in-class fully-human polyclonal antibody treatment aimed to provide superior efficacy for delaying onset of clinical Stage 3 Type 1 Diabetes, IND submission expected in 2024. © 2022 SAB BIOTHERAPEUTICS, INC.

APPENDIX © 2022 SAB BIOTHERAPEUTICS, INC.

Product Development of Pipeline Assets: Best-in-Class, First-in-Class & Unmet Needs Industry Partnering & Research Collaborations: Monoclonal Discovery & Polyclonal Development/Production Global Public Health Security: Emerging Infectious Disease & Biothreats Multi-Pronged Business Strategy Powered by Novel Proprietary Platform 42 $200M awarded for rapid & pandemic response  Advancement of programs from preclinical into Phase 3 clinical development in the respiratory therapeutic area RAPID PROOF-OF-CONCEPT (90 days to cGMP) NATURAL HUMAN ANTIBODIES (without human donors or serum) MULTI-VALENT CAPABILITIES (by nature, & by design–multiple targets in one product) TARGET AGNOSTIC (virus, bacteria, toxin, allergen) SCALABLE, REPLICABLE, CONSISTENT PRODUCTION Demonstrated clinical safety and efficacy Proof-of-platform with highly-mutating infectious disease Robust pipeline with broad therapeutic reach Demonstrated in vivo efficacy to >12 targets  Multiple ongoing collaborations with global pharma Opportunities in monoclonal discovery, human immune globulins and therapeutic innovation Opportunity to Create New Class of Immunotherapies DiversitAb Platform © 2022 SAB BIOTHERAPEUTICS, INC.

Intellectual Property 11 © 2022 SAB BIOTHERAPEUTICS, INC.

Scaled Infrastructure & Capacity: Tc Bovine & Plasma Production Facility 44 © 2022 SAB BIOTHERAPEUTICS, INC.

Scaled Infrastructure & Capacity: Laboratory & Manufacturing Manufacturing Facility (200L) Manufacturing Facility  (50L) 45 CET Lab Labeling Suite Fill Suite Cell Culture Lab 50L Suite © 2022 SAB BIOTHERAPEUTICS, INC.